Exhibit 10.1

VOTING AGREEMENT

VOTING AGREEMENT, dated July 7, 2005 (this “Agreement”), by and among Paradyne Networks, Inc., a Delaware corporation (the “Company”), and each of the persons listed on Schedule A hereto (each a “Stockholder” and, collectively, the “Stockholders”).

WHEREAS, each of the Stockholders is, as of the date hereof, the record and beneficial owner of that number of shares of Common Stock, par value $0.001 per share (the “Parent Common Stock”), of Zhone Technologies, Inc., a Delaware corporation (“Parent”), set forth opposite such Stockholder’s name on Schedule A hereto;

WHEREAS, Parent, Parrot Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the Company concurrently with the execution and delivery of this Agreement are entering into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”), providing for, among other things, the merger (the “Merger”) of Merger Sub with and into the Company upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in the Merger Agreement); and

WHEREAS, as a condition to the willingness of the Company to enter into the Merger Agreement, and in order to induce the Company to enter into the Merger Agreement, the Stockholders have agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the execution and delivery by the Company of the Merger Agreement and the mutual representations, warranties, covenants and agreements contained herein and therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Representations and Warranties of the Stockholders. Each of the Stockholders hereby represents and warrants to the Company, severally and not jointly, as follows:

(a) Such Stockholder is the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and unless otherwise indicated, the record owner of the shares of Parent Common Stock (as may be adjusted from time to time pursuant to Section 5 hereof, the “Shares”) set forth opposite such Stockholder’s name on Schedule A to this Agreement and such Shares represent all of the shares of Parent Common Stock beneficially owned by such Stockholder as of the date hereof. For purposes of this Agreement, the term “Shares” shall include any shares of Parent Common Stock issuable to such Stockholder upon exercise or conversion of any existing right, contract, option, or warrant to purchase, or securities convertible into or exchangeable for, Parent Common Stock (“Stockholder Rights”) that are currently exercisable or convertible or become exercisable or convertible and any other shares of Parent Common Stock such Stockholder may acquire or beneficially own during the term of this Agreement.

(b) Such Stockholder has all requisite power and authority and, if an individual, the legal capacity, to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been validly executed and delivered by such Stockholder and, assuming that this Agreement constitutes the legal, valid and binding obligation of the other parties hereto, constitutes the legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by principles governing the availability of equitable remedies).

(c) The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not, (i) conflict with the Certificate of Incorporation or By-laws or similar organizational documents of such Stockholder as presently in effect (in the case of a Stockholder that is a legal entity), (ii) conflict with or violate any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder or by which it is bound or affected, (iii)(A) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, (B) give to any other person any rights of termination, amendment, acceleration or cancellation of, or (C) result in the creation of any pledge, claim, lien, charge, encumbrance or security interest of any kind or nature whatsoever upon any of the properties or assets of the Stockholder under, any agreement, contract, indenture, note or instrument to which such Stockholder is a party or by which it is bound or affected, except for such breaches, defaults or other occurrences that would not prevent or materially delay the performance by such Stockholder of any of such Stockholder’s obligations under this Agreement, or (iv) except for applicable requirements, if any, of the Exchange Act, the Securities Act of 1933, as amended (the “Securities Act”), or the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), require any filing by such Stockholder with, or any permit, authorization, consent or approval of, any governmental or regulatory authority, except where the failure to make such filing or obtain such permit, authorization, consent or approval would not prevent or materially delay the performance by Stockholder of any of such Stockholder’s obligations under this Agreement.

(d) The Shares and the certificates representing the Shares owned by such Stockholder are now and at all times during the term hereof will be held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all pledges, liens, charges, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder or under applicable federal and state securities laws or under the agreements set forth on Schedule B hereto.

Such Stockholder owns of record or beneficially no shares of Parent Common Stock other than such Stockholder’s Shares.

(e) As of the date hereof, neither such Stockholder, nor any of its respective properties or assets is subject to any order, writ, judgment, injunction, decree, determination or award that would prevent or delay the consummation of the transactions contemplated hereby.

(f) Such Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.

Section 2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholders as follows:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed and delivered by the Company and, assuming that this Agreement constitutes the legal, valid and binding obligation of the other parties hereto, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by principles governing the availability of equitable remedies).

(b) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, (i) conflict with the Certificate of Incorporation or By-laws or similar organizational documents of the Company as presently in effect, (ii) conflict with or violate any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or by which the Company is bound or affected, (iii) (A) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, (B) give to others any rights of termination, amendment, acceleration or cancellation of, or (C) result in the creation of any pledge, claim, lien, charge, encumbrance or security interest of any kind or nature whatsoever upon any of the properties or assets of the Company under, any agreement, contract, indenture, note or instrument to which the Company is a party or by which it is bound or affected, except for such breaches, defaults or other occurrences that would not prevent or materially delay the performance by the Company of its obligations under this Agreement, or (iv) except for applicable requirements, if any, of the Exchange Act, the Securities Act or the HSR Act, require any filing by the Company with, or any permit, authorization, consent or approval of, any governmental or regulatory authority, except where the failure to make such filing or obtain such permit, authorization, consent or approval would not prevent or materially delay the performance by the Company of its obligations under this Agreement.

Section 3. Covenants of the Stockholders. Each of the Stockholders, severally and not jointly, agrees as follows:

(a) Such Stockholder shall not, except as contemplated by the terms of this Agreement, sell, transfer, pledge, assign or otherwise dispose of, or enter into any contract, option or other arrangement (including any profit-sharing arrangement) or understanding with respect to the sale, transfer, pledge, assignment or other disposition of, the Shares (including any options or warrants to purchase Parent Common Stock) to any person (any such action, a “Transfer”). For purposes of clarification, the term “Transfer” shall include, without limitation, any short sale (including any “short sale against the box”), pledge, transfer, and the establishment of any open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act. Notwithstanding the foregoing, (i) Transfers of Shares as bona fide gifts, (ii) distributions of Shares to partners, members, stockholders, subsidiaries, affiliates, affiliated partnerships or other affiliated entities of the undersigned, (iii) Transfers of Shares by will or intestacy, and (iv) Transfers of Shares to (A) the undersigned’s immediate family or (B) a trust, the beneficiaries of which are the undersigned and/or members of the undersigned’s immediate family, shall not be prohibited by this Agreement; provided that in the case of any such transfer or distribution pursuant to clause (i), (ii), (iii) or (iv), each donee or distributee shall execute and deliver to the Company a valid and binding counterpart to this Agreement.

(b) Such Stockholder shall not, except as contemplated by the terms of this Agreement (i) enter into any voting arrangement, whether by proxy, voting agreement, voting trust, power-of-attorney or otherwise, with respect to the Shares or (ii) take any other action that would in any way restrict, limit or interfere with the performance of his/her obligations hereunder or the transactions contemplated hereby or make any representation or warranty of such Stockholder herein untrue or incorrect in any material respect.

(c) At any meeting of Stockholders of Parent called to vote upon the Merger, the Merger Agreement, the issuance of shares of Parent Common Stock pursuant to the Merger or any other transaction contemplated by the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to such matters is sought, each Stockholder shall vote (or cause to be voted), or shall consent, execute a consent or cause to be executed a consent in respect of, such Stockholder’s Shares in favor of the Merger, the adoption by Parent of the Merger Agreement, the issuance of shares of Parent Common Stock pursuant to the Merger and the approval of any other transactions contemplated by the Merger Agreement. At any meeting of Stockholders of Parent or at any adjournment thereof or in any other circumstances upon which the Stockholder’s vote, consent or other approval is sought, such Stockholder shall vote (or cause to be voted) such Stockholder’s Shares against any amendment of Parent’s certificate of incorporation or by-laws or other proposal, action or transaction involving Parent or any of its Subsidiaries, which amendment or other proposal, action or transaction would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement, the issuance of shares of Parent Common Stock pursuant to the Merger or any of the other transactions contemplated by the Merger Agreement (collectively, “Frustrating Transactions”).

(d) Such Stockholder agrees to permit the Company to publish and disclose in the Proxy Statement and related filings under the securities laws such Stockholder’s identity and ownership of Shares and the nature of its commitments, arrangements and understandings under this Agreement and any other information required by applicable law.

Section 4. Grant of Irrevocable Proxy; Appointment of Proxy.

(a) Each Stockholder hereby irrevocably grants to, and appoints, Patrick M. Murphy, and any other individual who shall hereafter be designated by the Company, such Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote such Stockholder’s Shares, or grant a consent or approval in respect of such Shares, at any meeting of Stockholders of Parent or at any adjournment thereof or in any other circumstances upon which their vote, consent or other approval is sought, in favor of the Merger, the adoption by Parent of the Merger Agreement and the approval of the other transactions contemplated by the Merger Agreement and against any Frustrating Transaction.

(b) Each Stockholder represents that any proxies heretofore given in respect of such Stockholder’s Shares are not irrevocable, and that any such proxies are hereby revoked.

(c) Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Such Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked, subject to Section 7 herein. Such Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the General Corporation Law of the State of Delaware. Such irrevocable proxy shall be valid until the termination of this Agreement pursuant to Section 7 herein.

Section 5. Adjustments Upon Share Issuances, Changes in Capitalization. In the event of any change in Parent Common Stock or in the number of outstanding shares of Parent Common Stock by reason of a stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or other similar event or transaction or any other change in the corporate or capital structure of Parent (including, without limitation, the declaration or payment of an extraordinary dividend of cash, securities or other property), and consequently the number of Shares changes or is otherwise adjusted, this Agreement and the obligations hereunder shall attach to any additional shares of Parent Common Stock, Stockholder Rights or other securities or rights of Parent issued to or acquired by each of the Stockholders.

Section 6. Further Assurances. Each Stockholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, consents and other instruments as the Company may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement and to vest the power to vote such Stockholder’s Shares as contemplated by Section 3 herein.

Section 7. Termination. This Agreement, and all rights and obligations of the parties hereunder, shall terminate upon the earlier of (a) the Effective Time and (b) the date upon which the Merger Agreement is terminated pursuant to Section 7.1 thereof. Notwithstanding the foregoing, Sections 7, 8 and 9 shall survive any termination of this Agreement.

Section 8. Action in Stockholder Capacity Only. No person executing this Agreement who is or becomes during the term hereof a director or officer of Parent makes any agreement or understanding herein in his or her capacity as such director or officer. Each Stockholder signs solely in his or her capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder’s Shares and nothing herein shall limit or affect any actions taken by a Stockholder in his or her capacity as an officer or director of Parent to the extent permitted by the Merger Agreement.

Section 9. Miscellaneous.

(a) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Each Stockholder agrees that this Agreement and the obligations of such Stockholder hereunder shall attach to such Stockholder’s Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including without limitation such Stockholder’s heirs, guardians, administrators or successors.

(b) Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated thereby shall be paid by the party incurring such expenses.

(c) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto and in compliance with applicable law.

(d) Notice. All notices and other communications hereunder shall be in writing and shall be deemed duly given if delivered personally, mailed by registered or certified mail (return receipt requested), delivered by Federal Express or other nationally recognized overnight courier service or sent via facsimile to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(i) if to the Company, addressed to it at:

Paradyne Networks, Inc.

8545 126th Avenue North

Largo, Florida 33773

Attention: Patrick M. Murphy, Chief Financial Officer

Fax: (727) 530-2210

with a copy to (which shall not constitute notice):

Alston & Bird LLP

1201 West Peachtree Street

Atlanta, Georgia 30309-3424

Attention: Bryan E. Davis, Esq.

Fax: (404) 253-8441

and

(ii) if to a Stockholder, to the address set forth under the name of such Stockholder on Schedule A hereto with a copy to (which shall not constitute notice):

Latham & Watkins LLP

12636 High Bluff Drive, Suite 400

San Diego, California 92130

Attention: Craig M. Garner, Esq.

Fax: (858) 523-5450

(e) Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In this Agreement, unless a contrary intention appears, (i) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision and (ii) reference to any Section means such Section hereof. No provision of this Agreement shall be interpreted or construed against any party hereto solely because such party or its legal representative drafted such provision.

(f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

(g) Entire Agreement. This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof, and except as otherwise expressly provided herein, is not intended to confer upon any other person any rights or remedies hereunder.

(h) Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to laws that may be applicable under conflicts of laws principles. Each of the parties hereto irrevocably and unconditionally (i) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement or any of the agreements delivered in connection herewith or the transactions contemplated hereby or thereby shall be brought in the state courts of the State of Delaware (or, if such courts do not have jurisdiction or do not accept jurisdiction, in the United States District Court located in the State of Delaware), (ii) consents to the jurisdiction of any such court in any such suit, action or proceeding, and (iii) waives any objection that such party may have to the laying of venue of any such suit, action or proceeding in any such court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9(d). Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS

DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9(h).

(i) Specific Performance. The parties hereto agree that irreparable damage could occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall not object to the granting of such relief on the basis that an adequate remedy exists at law and shall not insist upon the posting of any bond as a condition to the granting of such relief, this being in addition to any other remedy to which they are entitled at law or in equity.

(j) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its officer thereunto duly authorized and each Stockholder has signed this Agreement, all as of the date first written above.

PARADYNE NETWORKS, INC.

By:	/s/ SEAN E. BELANGER
Name:	Sean E. Belanger
Title:	Chairman and CEO

VOTING AGREEMENT

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its officer thereunto duly authorized and each Stockholder has signed this Agreement, all as of the date first written above.

STOCKHOLDERS:

/s/ MORTEZA EJABAT
Morteza Ejabat

Address:	c/o Zhone Technologies, Inc.
7001 Oakport St. Oakland, CA 94621

/s/ JEANETTE SYMONS
Jeanette Symons

Address:	c/o Zhone Technologies, Inc.
7001 Oakport St. Oakland, CA 94621

/s/ KIRK MISAKA
Kirk Misaka

Address:	c/o Zhone Technologies, Inc.
7001 Oakport St. Oakland, CA 94621

/s/ MICHAEL M. CONNORS
Michael M. Connors

Address:	c/o Zhone Technologies, Inc.
7001 Oakport St. Oakland, CA 94621

/s/ ROBERT K. DAHL
Robert K. Dahl

Address:	c/o Zhone Technologies, Inc.
7001 Oakport St. Oakland, CA 94621

VOTING AGREEMENT

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its officer thereunto duly authorized and each Stockholder has signed this Agreement, all as of the date first written above.

STOCKHOLDERS:

/s/ ADAM CLAMMER
Adam Clammer

Address:	c/o KKR
2800 Sand Hill Road Menlo Park, CA 94025

/s/ JAMES H. GREENE, JR.
James H. Greene, Jr.

Address:	c/o KKR
2800 Sand Hill Road Menlo Park, CA 94025

VOTING AGREEMENT

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its officer thereunto duly authorized and each Stockholder has signed this Agreement, all as of the date first written above.

STOCKHOLDERS:

/s/ JAMES COULTER
James Coulter

Address:	301 Commerce St., Ste. 3300
Fort Worth, TX 76102

VOTING AGREEMENT

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its officer thereunto duly authorized and each Stockholder has signed this Agreement, all as of the date first written above.

STOCKHOLDERS:

/s/ C. RICHARD KRAMLICH
C. Richard Kramlich

Address:	1119 St. Paul St.
Baltimore, MD 21202

VOTING AGREEMENT

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its officer thereunto duly authorized and each Stockholder has signed this Agreement, all as of the date first written above.

STOCKHOLDERS:

/s/ JAMES TIMMINS
James Timmins

Address:	5 Palo Alto Square, 9th Floor
Palo Alto, CA 94306

VOTING AGREEMENT

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its officer thereunto duly authorized and each Stockholder has signed this Agreement, all as of the date first written above.

STOCKHOLDERS:

TPG ZHONE, L.L.C.

By:	TPG Advisors II, Inc.

	Its:	GP of Managing Member

By:	/s/ DAVID A. SPURIA

	Its:	Vice President

Address:	301 Commerce St., Ste. 3300
Fort Worth, TX 76102

TPG GENPAR II, L.P.

By:	TPG Advisors II, Inc.

	Its:	General Partner

By:	/s/ DAVID A. SPURIA

	Its:	Vice President

Address:	301 Commerce St., Ste. 3300
Fort Worth, TX 76102

VOTING AGREEMENT

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its officer thereunto duly authorized and each Stockholder has signed this Agreement, all as of the date first written above.

STOCKHOLDERS:

KKR-ZT, L.L.C.

By:	/s/ JAMES H. GREENE, JR.

By:	/s/ ADAM CLAMMER

Address:	9 West 57th St., Ste. 4200
New York, NY 10019

VOTING AGREEMENT

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its officer thereunto duly authorized and each Stockholder has signed this Agreement, all as of the date first written above.

STOCKHOLDERS:

NEW ENTERPRISE ASSOCIATES VIII, L.P.

By:	NEA Partners VIII, Limited Partnership

	Its:	General Partner

By:	/s/ EUGENE A. TRAINOR, III

	Its:	Attorney-in-Fact

Address:	1119 St. Paul St.
Baltimore, MD 21202

NEW ENTERPRISE ASSOCIATES 9, L.P.

By:	NEA Partners 9, Limited Partnership

	Its:	General Partner

By:	/s/ EUGENE A. TRAINOR, III

	Its:	Attorney-in-Fact

Address:	1119 St. Paul St.
Baltimore, MD 21202

VOTING AGREEMENT

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its officer thereunto duly authorized and each Stockholder has signed this Agreement, all as of the date first written above.

STOCKHOLDERS:

NEW ENTERPRISE ASSOCIATES 8A, L.P.

By:	NEA Partners 10, Limited Partnership

	Its:	General Partner

By:	/s/ EUGENE A. TRAINOR, III

	Its:	General Partner

Address:	1119 St. Paul St.
Baltimore, MD 21202

NEA PARTNERS 10, L.P.

By:	NEA Partners 10, Limited Partnership

	Its:	General Partner

By:	/s/ EUGENE A. TRAINOR, III

	Its:	General Partner

Address:	1119 St. Paul St.
Baltimore, MD 21202

VOTING AGREEMENT

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its officer thereunto duly authorized and each Stockholder has signed this Agreement, all as of the date first written above.

STOCKHOLDERS:

NEA VENTURES 2000

By:	/s/ PAMELA J. CLARK

	Its:	General Partner

Address:	1119 St. Paul St.
Baltimore, MD 21202

NEA DEVELOPMENT CORPORATION

By:	/s/ EUGENE A. TRAINOR

	Its:	Vice President

Address:	1119 St. Paul St.
Baltimore, MD 21202

VOTING AGREEMENT

COUNTERPART SIGNATURE PAGE

SCHEDULE A

OWNERSHIP OF SHARES

Name and Address of Stockholder	Number of Record and Beneficial Shares of Company Common Stock(1)
Morteza Ejabat c/o Zhone Technologies, Inc. 7001 Oakport Street Oakland, California 94621	3,451,036

Jeanette Symons c/o Zhone Technologies, Inc. 7001 Oakport Street Oakland, California 94621	3,063,542

Kirk Misaka c/o Zhone Technologies, Inc. 7001 Oakport Street Oakland, California 94621	97,462

Adam Clammer c/o KKR 2800 Sand Hill Road Menlo Park, California 94025	7,468

Michael M. Connors c/o Zhone Technologies, Inc. 7001 Oakport Street Oakland, California 94621	109,925

James Coulter 301 Commerce St., Ste. 3300 Fort Worth, Texas 76102	7,468

Robert K. Dahl c/o Zhone Technologies, Inc. 7001 Oakport Street Oakland, California 94621	190,925

James H. Greene, Jr. c/o KKR 2800 Sand Hill Road Menlo Park, California 94025	7,468

C. Richard Kramlich 1119 St. Paul St. Baltimore, Maryland 21202	7,468

James Timmins 5 Palo Alto Square, 9th Floor Palo Alto, CA 94306	7,468

TPG Zhone, L.L.C. 301 Commerce St., Ste. 3300 Fort Worth, Texas 76102	8,959,375

TPG Genpar II, L.P. 301 Commerce St., Ste. 3300 Fort Worth, Texas 76102	0

Name and Address of Stockholder	Number of Record and Beneficial Shares of Company Common Stock(1)
KKR-ZT, L.L.C. 9 West 57th St., Ste 4200 New York, New York 10019	8,959,375

New Enterprise Associates VIII, L.P. 1119 St. Paul St. Baltimore, Maryland 21202	1,817,129

New Enterprise Associates 9, L.P. 1119 St. Paul St. Baltimore, Maryland 21202	4,106,687

New Enterprise Associates 8A, L.P. 1119 St. Paul St. Baltimore, Maryland 21202	1,204,649

NEA Partners 10, L.P. 1119 St. Paul St. Baltimore, Maryland 21202	4,691,078

NEA Ventures 2000 1119 St. Paul St. Baltimore, Maryland 21202	88

NEA Development Corporation 1119 St. Paul St. Baltimore, Maryland 21202	0

(1)	Includes shares outstanding as of the date of this Agreement.

SCHEDULE B

LIST OF AGREEMENTS

Letter Agreement dated November 13, 2003 by and between Parent and KKR–ZT.

Letter Agreement dated November 13, 2003 by and between Parent and New Enterprise Associates VIII, Limited Partnership.

Letter Agreement dated November 13, 2003 by and between Parent and TPG Zhone, L.L.C.

Voting Agreement dated July 27, 2003 by and among Parent, Zebra Acquisition Corp. and certain stockholders of Parent.

Restricted Stock Purchase Agreement, dated as of July 1, 2002, by and between Parent and Mory Ejabat.

Restricted Stock Purchase Agreement, dated as of July 1, 2002, by and between Parent and Jeanette Symons.

Promissory Note and Pledge Agreement, dated as of July 11, 2002, by and between Parent and Mory Ejabat.

Promissory Note and Pledge Agreement, dated as of July 11, 2002, by and between Parent and Jeanette Symons.